Office DEPOT

Business Solutions

Office DEPOT

Office DEPOT

Boysenberry
Purple
Magenta
Lilac

Investor Investor Presentation Presentation June 2013 June 2013 1 Exhibit 99.1

Where to Find More Information Concerning the ODP & OMX Merger / Safe Harbor
2
In connection with the proposed transaction, Office Depot, Inc. (“Office Depot”) has filed with the United States Securities and
Exchange Commission (the “SEC”) a registration statement on Form S-4 (Registration No. 333-187807) that includes the preliminary Joint Proxy Statement of Office Depot and OfficeMax Incorporated (“OfficeMax”) that also constitutes a preliminary prospectus of Office Depot.  The registration statement, as amended, was declared effective by the SEC on June 7, 2013. Office
Depot and OfficeMax mailed the definitive Joint Proxy Statement/Prospectus to their respective shareholders in connection with the transaction on or about June 10, 2013.  INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY
STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY
BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OFFICE DEPOT, OFFICEMAX, THE
TRANSACTION AND RELATED MATTERS.  Investors and shareholders may obtain free copies of the definitive Joint Proxy
Statement/Prospectus and other documents filed with the SEC by Office Depot and OfficeMax through the website maintained by the SEC at www.sec.gov.  In addition, investors and shareholders may obtain free copies of the definitive Joint Proxy
Statement/Prospectus and other documents filed by Office Depot with the SEC by contacting Office Depot Investor Relations at
6600 North Military Trail, Boca Raton, FL 33496 or by calling 561-438-7878, and may obtain free copies of the definitive Joint
Proxy Statement/Prospectus and other documents filed by OfficeMax by contacting OfficeMax Investor Relations at 263 Shuman
Blvd., Naperville, Illinois 60563  or by calling 630-864-6800.  Information regarding the persons who may, under the rules of the
SEC, be considered participants in the solicitation of the shareholders of Office Depot and OfficeMax in connection with the proposed transaction will be set forth in the definitive Joint Proxy Statement/Prospectus.
The Private Securities Litigation Reform Act of 1995 (the “Act”) provides protection from liability in private lawsuits for “forward-
looking” statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the “safe harbor” provisions of the Act.
Certain statements made during this presentation are forward-looking statements under the Act.  Except for historical financial and business performance information, statements made during this presentation should be considered forward-looking as referred to in the Act.  Much of the information that looks towards future performance of our company is based on various factors and important assumptions about future events that may or may not actually come true. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made during this presentation. Certain risks and uncertainties are detailed from time to time in our filings with the SEC.  You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. During portions of today’s presentation, we may refer to results which are not GAAP numbers.  A reconciliation of non-GAAP numbers to GAAP results is available in the investor relations section of our web site at www.officedepot.com.

Executive Summary
Office Depot management and the Board of Directors have been executing a multi-year strategy that has resulted in over $1 billion in benefits since 2007, including approximately $200 million in 2012 and an estimated $120 million in 2013
Initiated discussions in early 2012 on recently announced value creation opportunities:
Definitive agreement to sell Office Depot’s JV stake in Mexico to Grupo Gigante for approximately $690 million, a 11.6x EBITDA multiple, announced in June 2013
Proposed merger with OfficeMax announced in February 2013, creating the opportunity for Office Depot shareholders to benefit from an estimated $400-600 million in annual synergies
Making significant progress on integration planning with OfficeMax, including commencement of the CEO search, selection of an outside integration advisor, formation of the integration planning teams and development of the integration plan
The Office Depot Board and management team have been integral in developing important relationships with OfficeMax and are best qualified to see the transaction through to completion and value realization for shareholders
3

$3.5
$3.1
$2.6
$2.6
$2.7
$2.5
0.0
1.0
2.0
3.0
4.0
2007 2008 2009 2010 2011 2012
20%
21%
22%
23%
24%
GP $ GP %
EBIT Growth Driven by Strategic and Restructuring Initiatives
Improved gross profit rate through margin
initiatives including pricing & promotions
– Offset deleveraging impact from sales
decline due to challenging economic
environment
Reduced overhead and supply chain expenses,
and centralized operations
Exited non-strategic businesses and reduced
International costs
Closed underperforming retail stores; sold and
leased back assets
Eliminated redundancy in IT equipment and
services
Reduced costs through business process
improvement initiatives
4
($51)
$8
$84
$122
$131
$150
(80)
(40)
0
40
80
120
160
2008 2009 2010 2011 2012 2013F
Adjusted EBIT
Expect adjusted EBIT (2) growth of approximately $200 million through 2013
(2)
(1) (1)
Adjusted EBIT excludes charges for restructuring actions and activities to improve future operating performance.  Neither historic performance or 2013 projections have been adjusted for the pending sale of Office Depot de Mexico.  The measure is presented to provide management and investors an opportunity to make meaningful assessments and comparisons of results from total operations, charges related to restructuring and efficiency-related actions, and the results after isolating those charges.  The presentation of such non-GAAP information is not intended to suggest that such information is superior to the presentation of GAAP information, but only to clarify some information and assist the reader.  A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at
(1)
(2)
For purposes of comparability, gross profit and gross profit percentages for the years 2007, 2008, and 2009 have been adjusted retrospectively to include shipping and handling expenses in accordance with the Q1 2013 change in accounting principle of presenting such expenses. Gross profit for the years 2007, 2008, 2009, 2010, 2011 and 2012 include shipping and handling expenses amounting to $1.0 billion,  $0.9 billion, $0.8 billion, $0.7 billion, $0.7 billion, and $0.7 billion, respectively.
www.officedepot.com

($ million)
Free Cash Flow
($49)
$138
$166
$34
$69
$117
($100)
($50)
$0
$50
$100
$150
$200
2007 2008 2009 2010 2011 2012
Enhanced Cash Flow and Strong Liquidity Position
($ million)
Positive Free Cash Flow
(1)
since 2008 through
successful working capital management
Sustained liquidity above $1.3 billion since 2009
with no current ABL borrowings
$912
$868
$1,386
$1,301 $1,305
$1,370
(1) Free Cash Flow is a non-GAAP financial measure, and equals net cash provided by operating activities less capital expenditures. The measure is presented to provide management and investors an opportunity to make meaningful assessments and comparisons of financial results. The presentation of such non-GAAP information is not intended to suggest that such information is superior to the presentation of GAAP information, but only to clarify some information and assist the reader. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at
(2) 2012 free cash flow of $117 million has been adjusted to exclude a $58 million negative impact related to a first quarter pension settlement. The settlement impact on cash flow from operating activities was offset by a positive impact to cash flow from investing activities of the same amount, with the net result of having no total cash flow impact on Office Depot.
5
(2)
(1)
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
689
712
726
674
734
699
223
156
660
627
571
671
2007 2008 2009 2010 2011 2012
Revolver/ABL
Cash
Liquidity
www.officedepot.com.

Until the merger with OfficeMax is completed, the two companies continue to operate independently as competitors in the marketplace
To drive sales and profitability improvements, we remain highly focused on our key operating initiatives to deliver our 2013 plan:
Executing the North American Retail strategy
Improving the web experience and making omni-channel a reality
Growing services and solutions
Increasing own brand and direct import penetration
Driving small-and-medium-size business customer growth
Improving the International Division cost structure
Working with vendors to decrease cost of goods sold
Reducing expenses
Board and Management Focused on Optimizing Core Operations
Projected to Grow Adjusted EBIT by over 14% to $150 million in 2013
6

Mexico
Guatemala
El Salvador
Honduras
Costa Rica
Panama
Colombia

Office DEPOT

Unlocking Value - Office Depot de Mexico Transaction Highlights
Formed in 1994 as joint venture with
Grupo Gigante – 2012 sales of
approximately $1.1 billion
50% ownership interest and equity
method of accounting
Began initiative to illuminate value of
business in Q1 of 2012
Total transaction value of
approximately $690 million represents
11.6x 2012 EBITDA
After-tax proceeds of approximately
$550 million, which will enhance
liquidity going into the merger
Transaction expected to close in July
2013
Represents significant value creation
for shareholders
Latin American Geographic Presence
$31 $31
$34
$32
2009 2010 2011 2012
Miscellaneous Income Recorded at Office Depot – Mexico JV
($ in millions)
* At end of 2012
7
257* retail locations and
distribution facilities in
Latin America

Creating Value - Office Depot / OfficeMax Merger Highlights
• OfficeMax and Office Depot merger of equals to create $18 billion
(1)
office
solutions company
• Two leading companies to combine to build a stronger, more efficient competitor able to meet the growing challenges of a rapidly changing industry
• Customers will benefit from unique, innovative products, services and solutions available through a global, multichannel network
• Well-positioned to optimize sales platform and distribution network, and to expand multichannel capabilities to better serve customers and compete against larger players (e.g., Wal-Mart, Amazon, Costco, Target)
• Size, scale and global reach will strengthen the portfolio of products, services and solutions to customers worldwide
• Long-term value creation through realization of annual synergies as well as enhanced cash generation and liquidity to fund internal and external opportunities
(1) Pro forma combined revenue for the 12 months ended December 29, 2012
8

Approximately $8 billion in combined North American spend
SKU harmonization and vendor optimization
Purchasing
Efficiencies
Supply
Chain
Approximately $2 billion in combined North American spend
Network optimization and delivery efficiencies
Advertising &
Marketing
Approximately $0.5 billion in combined North American spend
Efficiencies in media, catalogs and inserts
Selling, General &
Administrative
Approximately $2 billion in combined North American spend
Sales force optimization and support function efficiencies
Standardization of processes
Substantial Synergies to be Realized Through Merger
Total annual run-rate cost synergies following integration of approximately $400-$600 million
Approximately $350-$450 million in one-time costs
(2)
and $200 million in capital investment to achieve synergies
Majority of integration expected to be completed by Year 3 post-close
9
Approximately $18 billion in Revenue and $270 million in adjusted EBIT
(1)
(1) Based on 2012 pro-forma figures. Adjusted EBIT excludes charges for restructuring actions and activities to improve future operating performance. The measure is presented to provide management and investors an opportunity to make meaningful assessments and comparisons of results from total operations, charges related to restructuring and efficiency-related actions, and the results after isolating those charges.  The presentation of such non-GAAP information is not intended to suggest that such information is superior to the presentation of GAAP information, but only to clarify some information and assist the reader. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com and on the Office Max website at
www.officemax.com..
(2) Includes transaction costs.

Strong Leadership Around Merger Integration Planning
Neil Austrian
Mike Newman *
Michael Allison
Elisa Garcia
Ravi Saligram
Bruce Besanko *
Steve Parsons
Matt Broad
Boston Consulting Group hired as external integration advisor
Established Integration Management Office (IMO) and planning teams
Joint representation from Office Depot and OfficeMax in IMO and all integration tracks
Creating detailed integration strategy and Day 1 operating plan
Extensive collaboration with bi-weekly face-to-face Steering Committee meetings
10
Merchandising/COGS
ODP OMX
Indirect Procurement
ODP OMX
HR
ODP OMX
Legal
ODP OMX
IT
ODP OMX
E-Commerce
Communication/PR
ODP OMX
Finance / Accounting
ODP OMX
Supply Chain
ODP OMX
B2B Ops
ODP OMX
Marketing
ODP OMX
Retail Ops Mgmt
ODP OMX
* Integration Planning
Leaders
ODP OMX
Platform Teams
Steering Committee
Integration Management Office (IMO)
ODP
OMX

Key Transaction Timelines
Q2 2013 Q4 2013 Q3 2013 Q1 2013
Merger
Announced
2/20/13
Merger SEC Review /
Shareholder Approval
S-4 Submitted, SEC Responses Received,
Declared Effective 06/07/13
Shareholder
Meetings to
Approve Merger
7/10/13
Merger FTC Review
Second Requests Received and Responses Submitted
Merger Integration
Integration Advisor Selected, Teams Formed & Detailed Planning
Sale of Office Depot de
Mexico Stake
Transaction
Announcement
6/4/13
Expected
Close
(July)
Merger Announcement /
Close
11
US Filing
Submitted
Internal
Integration
Planning
Expected Merger
Close

CEO Selection and Board Composition
Board of Directors to be comprised of equal representation from both ODP and OMX
CEO selection committee formed with experienced and independent Directors
Constructive dialogue on-going between members from both Boards
CEO Selection Committee
* Committee Co-Chairs
12
Neil Austrian Chairman & CEO, Office Depot
Nigel Travis * CEO/Chairman, Dunkin Brands;
Former President/CEO, Papa John’s
Thomas Colligan Director, ADT Corp and CNH Global;
Former Vice Chairman, PriceWaterhouseCoopers
Marsha Evans
Director, Weight Watchers Int’l and
Lehman Brothers Holdings;
Retired Rear Admiral, U.S. Navy
Brenda Gaines Director, Tenet Healthcare,
Fannie Mae, NICOR Inc.;
Former President/CEO, Diners Club
W. Scott Hedrick Director, Hot Topic, American Funds
Target Date Retirement Series,
America Funds Insurance Series
Kathleen Mason Former President/CEO, Tuesday Morning,
Former President, HomeGoods,
Former Chair/CEO, Cherry & Webb
Justin Bateman Partner, BC Partners
Eugene Fife Sr. Advisor, BC Partners,
Former Partner, Goldman Sachs
Raymond Svider Partner, BC Partners
Office Depot
Ravi Saligram President & CEO, OfficeMax
V. James Marino * Director, PVH Corp;
Former President/CEO, Alberto-Culver
Rakesh Gangwal Non-Exec. Chairman, OfficeMax;
Former Chairman/President/CEO Worldspan Technologies,
Former President/CEO US Airways Group
Francesca Ruiz de Luzuriaga Director, SCAN Health;
Former COO, Mattel Interactive
Warren Bryant Director, Dollar General and George Weston
Limited; Former Chairman/President/CEO
Longs Drug Stores
Joseph DePinto President/CEO, 7-Eleven;
Director, Brinker International
William Montgoris Director, Carters and Stage Stores;
Former COO/CFO The Bear Stearns Companies
David Szymanski Dean, University of Cincinnati
Lindner College of Business
OfficeMax
Director, CarMax and Petsmart;

Existing Board Best-Qualified to Complete Value Creation Initiatives
• The Office Depot Board has demonstrated its commitment to sustained value creation
– Secured investment from BC Partners in 2009 to solidify liquidity position
– Ongoing input and oversight on development and execution of key operating initiatives
– Negotiating merger with OfficeMax and creating opportunity for Office Depot shareholders to benefit from an estimated $400-600 million in annual synergies
– Unlocking value for shareholders by proactively monetizing Office Depot’s Mexico JV
• Our highly-qualified Board and management team have been instrumental in the progress made to date on the OfficeMax and Office Depot de Mexico transactions
– Important relationships have been built with OfficeMax in multiple functional areas
– Key leaders from both companies are actively engaged in merger integration planning for the successful integration of the two companies and realization of potential synergies
– The CEO Selection Committee has launched a search process that will consider both incumbent CEOs and external candidates to lead the combined company
• Inserting new parties at the table at this point is potentially disruptive and not in our shareholders’ best interests
13